                                                                           Sub-Item 77O

Rule 10f-3 Transactions

Dreyfus Investment Grade Funds, Inc.

-Dreyfus Intermediate Term Income Fund

On August 7, 2012, Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased 2,790 4 1/2% Debentures due 2042 issued by Time Warner Cable Inc. (CUSIP No. 88732JBD9) (the "Debentures") at a purchase price of $99.439 per Debenture including an underwriting discount of $0.875 per Debenture.  The Debentures were purchased from Morgan Stanley & Co. LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member.  BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Credit Suisse Securities (USA) LLC

Goldman, Sachs & Co.
J.P. Morgan Securities LLC

BNP Paribas Securities Corp.

Barclays Capital Inc.

Deutsche Bank Securities Inc.

Lloyds Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

RBS Securities Inc.

Morgan Stanley & Co. LLC

RBC Capital Markets, LLC

Credit Agricole Securities (USA) Inc.

Mizuho Securities USA Inc.

SMBC Nikko Capital Markets Limited

The Williams Capital Group, L.P.

Samuel A. Ramirez & Company, Inc.

UBS Securities LLC

U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on November 8, 2012. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Intermediate Term Income Fund**
2. Anticipated Purchase Date: **8/07/12**
3. Total Net Assets of Account/Fund: **$1,119,547,322.43**
4. Type and Description of Security to be Purchased: **Time Warner Cable Inc 4.500% 9/15/42**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2 / Moody's BBB / S&P BBB / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Morgan Stanley**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,250,000,000**
9. CUSIP: **88732JBD9**
10. Amount Purchased by Account/Fund: **2,790 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.22%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.25%**
13. Purchase Price of Securities (if at par, so state): **99.439**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **4.525%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **4.525%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): **Standish Mellon Asset Management**

LOB Portfolio Manager Name (Print) <u>David Bowser</u> **Signature** [signature] **Date** 10/1/12

LOB CIO/COO Name (Print) <u>David Leduc</u> **Signature** [signature] **Date** 10/1/12

Chief Compliance Officer Neme (Print) <u>Julia Braithwaite</u> **Signature** [signature] **Date** 9/28/12

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

Dreyfus Investment Grade Funds, Inc.

-Dreyfus Short Term Income Fund

On September 5, 2012, Dreyfus Short Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased 835 1.250% Notes due 2015 issued by WellPoint, Inc. (CUSIP No. 94973VAZ0) (the "Notes") at a purchase price of $99.959 per Note including an underwriting discount of $0.350.  The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BB&T Capital Markets, a division of Scott and Stringfellow, LLC

The Huntington Investment Company

UBS Securities LLC

SunTrust Robinson Humphrey, Inc.

Fifth Third Securities, Inc.

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Deutsche Bank Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

Morgan Stanley & Co. LLC

Mizuho Securities USA Inc.

U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

PNC Capital Markets LLC

SMBC Nikko Capital Markets Limited

Accompanying this statement are materials made available to the Board of Trustees for the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at a Board meeting held on November 8, 2012. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Short Term Income Fund**
2. Anticipated Purchase Date: **9/05/12**
3. Total Net Assets of Account/Fund: **$248,263,797.82**
4. Type and Description of Security to be Purchased: **Wellpoint Inc 1.250% 9/10/15**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2 / Moody's A- / S&P BBB+ / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Citigroup Global**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **625,000,000**
9. CUSIP: **94973VAZ0**
10. Amount Purchased by Account/Fund: **835 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.13%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.34%**
13. Purchase Price of Securities (if at par, so state): **99.959**
14. Commission/Spread Received by Principal Underwriters: **0.350%**
15. Yield (as applicable): **1.251%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **1.251%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 10/1/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 10/1/12

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/1/12

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Intermediate Term Income Fund**
2. Anticipated Purchase Date: **9/05/12**
3. Total Net Assets of Account/Fund: **$1,118,983,773.60**
4. Type and Description of Security to be Purchased: **Wellpoint Inc 1.250% 9/10/15**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2 / Moody's A- / S&P BBB+ / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Citigroup Global**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **625,000,000**
9. CUSIP: **94973VAZ0**
10. Amount Purchased by Account/Fund: **3,770 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.60%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.34%**
13. Purchase Price of Securities (if at par, so state): **99.959**
14. Commission/Spread Received by Principal Underwriters: **0.350%**
15. Yield (as applicable): **1.251%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **1.251%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more then the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 10/1/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 10/1/12

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/1/12

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

Dreyfus Investment Grade Funds, Inc.

-Dreyfus Intermediate Term Income Fund

On September 5, 2012, Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds. Inc. (the "Fund"), purchased 3,770 1.250% Notes due 2015 issued by WellPoint, Inc. (CUSIP No. 94973VAZ0) (the “Notes”) at a purchase price of $99.959 per Note including an underwriting discount of $0.350.  The Notes were purchased from Citigroup Global Markets Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

BB&T Capital Markets, a division of Scott and Stringfellow, LLC

The Huntington Investment Company

UBS Securities LLC

SunTrust Robinson Humphrey, Inc.

Fifth Third Securities, Inc.

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Deutsche Bank Securities Inc.

Mitsubishi UFJ Securities (USA), Inc.

Morgan Stanley & Co. LLC

Mizuho Securities USA Inc.

U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC

PNC Capital Markets LLC

SMBC Nikko Capital Markets Limited

Accompanying this statement are materials made available to the Board of Trustees for the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at a Board meeting held on November 8, 2012. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Intermediate Term Income Fund**
2. Anticipated Purchase Date: **9/11/12**
3. Total Net Assets of Account/Fund: **$1,116,582,459.83**
4. Type and Description of Security to be Purchased: **Royal Bank of Scotland 2.550% 9/18/15**
5. Credit Rating of Security (Rating/Rating Agency): **Baa1 / Moody's A- / S&P A / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **RBS Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **2,000,000,000**
9. CUSIP: **780099CC9**
10. Amount Purchased by Account/Fund: **3,265 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.16%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.29%**
13. Purchase Price of Securities (if at par, so state): **99.943**
14. Commission/Spread Received by Principal Underwriters: **0.300%**
15. Yield (as applicable): **2.551%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **2.551%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): N/A
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): N/A

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 10/18/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 10/18/12

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/18/12

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- Exhibit C, ERISA checklist per DOL PTE 75-1
- Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

Dreyfus Investment Grade Funds, Inc.

-Dreyfus Intermediate Term Income Fund

On September 11, 2012, Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased 3,265 2.550% Senior Notes due September 18, 2015 issued by The Royal Bank of Scotland Group plc (CUSIP No. 780099CC9) (the "Notes") at a purchase price of $99.943 including an underwriting discount of $0.300.  The Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

RBS Securities Inc.

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

BMO Capital Markets Corp.

CIBC World Markets Corp.

HSBC Securities (USA) Inc.

Wells Fargo Securities, LLC

nabSecurities, LLC

RBC Capital Markets, LLC

TD Securities (USA) LLC

UBS Securities LLC

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on November 8, 2012.  These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Short Term Income Fund**
2. Anticipated Purchase Date: **9/11/12**
3. Total Net Assets of Account/Fund: **$247,821,425.43**
4. Type and Description of Security to be Purchased: **Royal Bank of Scotland 2.550% 9/18/15**
5. Credit Rating of Security (Rating/Rating Agency): **Baa1 / Moody's A- / S&P A / Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **RBS Securities**
7. Name of Affiliated Underwriter In Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **2,000,000,000**
9. CUSIP: **780099CC9**
10. Amount Purchased by Account/Fund: **725 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.04%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.29%**
13. Purchase Price of Securities (if at par, so state): **99.943**
14. Commission/Spread Received by Principal Underwriters: **0.300%**
15. Yield (as applicable): **2.551%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **2.551%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 10/18/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 10/18/12

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/18/12

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

Dreyfus Investment Grade Funds, Inc.

-Dreyfus Short Term Income Fund

On September 11, 2012, Dreyfus Short Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased 725 2.550% Senior Notes due September 18, 2015 issued by The Royal Bank of Scotland Group plc (CUSIP No. 780099CC9) (the "Notes") at a purchase price of $99.943 including an underwriting discount of $0.300.  The Notes were purchased from RBS Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

RBS Securities Inc.

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

BMO Capital Markets Corp.

CIBC World Markets Corp.

HSBC Securities (USA) Inc.

Wells Fargo Securities, LLC

nabSecurities, LLC

RBC Capital Markets, LLC

TD Securities (USA) LLC

UBS Securities LLC

Accompanying this statement are materials made available to the Board of Trustees for the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at a Board meeting held on November 8, 2012. These materials include additional information about the terms of the transaction.

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	10/12/12

3rd Quarter 2012

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Short Term Income Fund**
2. Anticipated Purchase Date: **11/27/12**
3. Total Net Assets of Account/Fund: **$248,328,327.94**
4. Type and Description of Security to be Purchased: **Health Care Reit Inc 2.250% 3/15/18**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2 / Moody's BBB- / S&P BBB/ Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Deutsche Bank**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **450,000,000**
9. CUSIP: **42217KAZ9**
10. Amount Purchased by Account/Fund: **490 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.11%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.20%**
13. Purchase Price of Securities (if at par, so state): **99.501**
14. Commission/Spread Received by Principal Underwriters: **0.600%**
15. Yield (as applicable): **2.261%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **2.261%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

***Mutual Fund Purchases Only** (See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only*: Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only*: Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 12/10/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 12/11/12

Chief Compliance Officer Name (Print) Julie Braithwaite Signature [signature] Date 12/11/12

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

Dreyfus Investment Grade Funds, Inc.

-Dreyfus Short Term Income Fund

On November 27, 2012, Dreyfus Short Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased 490 2.250% Notes due 2018 issued by Health Care REIT, Inc. (CUSIP No. 42217KAZ9) (the "Notes") at a purchase price of $99.501 including an underwriting discount of $0.600.  The Notes were purchased from Deutsche Bank Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

RBC Capital Markets, LLC

Deutsche Bank Securities Inc.

Comerica Securities, Inc.

UBS Securities LLC

Credit Agricole Securities USA Inc.

RBS Securities Inc.

Fifth Third Securities, Inc.

The Huntington Investment Company

KeyBanc Capital Markets Inc.

Accompanying this statement are materials made available to the Board of Trustees for the Fund, which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at a Board meeting held on February 21, 2013. These materials include additional information about the terms of the transaction.

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
(Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Intermediate Term Income Fund**
2. Anticipated Purchase Date: **11/27/12**
3. Total Net Assets of Account/Fund: **$1,120,646,205.99**
4. Type and Description of Security to be Purchased: **Health Care Reit Inc 5.125% 3/15/43**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2 / Moody's BBB- / S&P BBB/ Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Deutsche Bank**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **250,000,000**
9. CUSIP: **42217KBB1**
10. Amount Purchased by Account/Fund: **2,900 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **1.16%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.26%**
13. Purchase Price of Securities (if at par, so state): **99.076**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **5.173%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.173%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only (See Fund Rule 10f-3 procedures for more information):
1. Was Price paid for all block purchases the same for all participants? (Must be Yes): Yes
2. Was Security Purchased on Offer Date? (Must be Yes): Yes
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): Yes
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): Yes
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): No
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): Yes
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): N/A
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): N/A

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, eggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 12/10/12

LOB CIO/COO Name (Print) David Leduc Signature [signature] Date 12/11/12

Chief Compliance Officer Name (Print) Julie Braithwaite Signature [signature] Date 12/11/12

Notes:
If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- Exhibit C, ERISA checklist per DOL PTE 75-1
- Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherina Cain for transactions generated by the Wealth Management Sector

Last Update: 6/30/10

                                                                           Sub-Item 77O

Rule 10f-3 Transactions

Dreyfus Investment Grade Funds, Inc.

-Dreyfus Intermediate Term Income Fund

On November 27, 2012, Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (the "Fund"), purchased 2,900 5.125% Notes due 2043 issued by Health Care REIT, Inc. (CUSIP No. 42217KBB1) (the "Notes") at a purchase price of $99.076 including an underwriting discount of $0.875.  The Notes were purchased from Deutsche Bank Securities Inc., a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund's investment adviser, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction.  The following is a list of the syndicate's members:

BNY Mellon Capital Markets, LLC

Citigroup Global Markets Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

RBC Capital Markets, LLC

Deutsche Bank Securities Inc.

Comerica Securities, Inc.

UBS Securities LLC

Credit Agricole Securities USA Inc.

RBS Securities Inc.

Fifth Third Securities, Inc.

The Huntington Investment Company

KeyBanc Capital Markets Inc.

Accompanying this statement are materials presented to the Board of Directors for the Fund, which ratified the purchase in compliance with the Fund's Rule 10f-3 Procedures at a Board meeting held on February 21, 2013.  These materials include additional information about the terms of the transaction.

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	1/17/13

4th Quarter 2012